Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

DBS Live more, Bank less

(9)

PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Lim Chee Hong
Contact No: 6878 4838

10 Sep 2019

GAUSSIAN ROBOTICS PTE. LTD.
1 Bukit Batok Crescent
#06-49 WCEGA Plaza
Singapore 658064

BANK'S COPY
PLEASE SIGN AND RETURN

Attn: Mr Aloysius Chong

Dear Sirs

BANKING FACILITY(IES)

We are pleased to offer you the banking facility(ies) described below (the "Facility(ies)") upon the terms and conditions set out in this facility letter.

1.1 **FACILITY(IES)**

(a)	**UNCOMMITTED FACILITIES**	**LIMITS (S$)**
(i)	Trade Facilities I comprising: Import/Local Bills Receivable Purchase ("BRP") and Packing Loan ("PL")	300,000/-

2.1 **PRICING AND TERMS**

Unless otherwise provided herein, any commission(s) on the Facility(ies) will be charged at our standard rate prevailing from time to time. The commission is payable in one lump sum in advance on or before the date of issue of the relevant instrument and shall be non-refundable once paid.

Trade Facilities I **BRP, PL**	Purpose: For your working capital in relation to the purchase of automated cleaning robots from China. Interest: Our prevailing Prime rate plus 1.75% per annum. Maximum Tenor: 120 days inclusive of suppliers' credit. Conditions: • Each trade instrument shall be for such amount and period, on such terms and conditions and issued in favour of such party(ies) as we may, in our absolute discretion, approve and accept. All applications for trade instruments must be made on relevant application and indemnity forms.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

	• Financing under BRP shall be restricted to purchases from suppliers acceptable to us. • No related party transactions are permitted for financing under BRP. • Trade Facilities I shall be restricted to the following pre-approved suppliers:

(a)	Shanghai Gaussian Automation Technology Development Co Ltd	China
(b)	Gaussian Robotics Trading Pte. Ltd.	Hong Kong

Annual Fee (for administrative purposes)	S$1,000/- (or such other amount as we may specify from time to time) is payable by you on the 15th of August each year and will be debited from your current account with us.

- Our prevailing Prime rate is 4.25% per annum.
- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

3.1 **SECURITIES**

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Guarantee:

  (a) The existing joint and several personal guarantee dated 23 Apr 2019 from Poo Kow Peok, Poo Chen Boon and Poo Chong Hee (collectively, the "Individual Guarantors").

  (b) The existing corporate guarantee dated 27 May 2019 from CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. ("Corporate Guarantor I").

  (c) The existing corporate guarantee dated 27 May 2019 from IFSC PTE. LTD. ("Corporate Guarantor II").

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

In this connection, the Individual Guarantors, Corporate Guarantor I and Corporate Guarantor II shall confirm their agreement to continue to stand as guarantors by signing and returning to us the confirmation in this facility letter.

4.1 CONDITIONS PRECEDENT

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

- this facility letter duly accepted by your authorised signatories, the Individual Guarantors, Corporate Guarantor I and Corporate Guarantor II;
- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's and Corporate Guarantor II's board of directors' resolutions or such other equivalent document(s) together with the specimen signature of each authorised signatory;
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's shareholders' resolutions or such other equivalent document(s);
- all legal and security documents duly executed together with notices of assignment, where required; and
- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

5.1 OTHER CONDITIONS

- Adjusted Tangible Net Worth: You shall at all times maintain an Adjusted Tangible Net Worth of not less than S$800,000/-. "Adjusted Tangible Net Worth" means the aggregate of your paid-up capital, capital reserves, revenue reserves/ retained earnings including amount due to directors/ shareholders/related parties, less amount owing by directors/ shareholders/related parties and shall exclude any amount attributable to goodwill and deferred liabilities.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

- Right of Review: We reserve the right to review the Uncommitted Facilities from time to time. Upon such review, we will have the right at our sole discretion, notwithstanding any inconsistent provision in this facility letter or any other document, to immediately cancel, reduce or vary the Uncommitted Facilities and all further utilisation of the Uncommitted Facilities and/or to demand immediate repayment of all monies and liabilities owing to us under the Uncommitted Facilities (whether actual or contingent).

- You shall ensure that any loan(s) to you by your directors/shareholders and related corporations from time to time shall be subordinated to all monies and liabilities owing to us under the Facility(ies) and you will not repay any such loan or any part thereof or any interest thereon without our prior written consent.

- You shall open and maintain an operating account with us.

- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 STANDARD TERMS AND CONDITIONS

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto (**"Standard Conditions"**) shall apply to the Facility(ies). In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

We are pleased to be of service to you.

Yours faithfully

LOW KIA MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
10 Sep 2019

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

I/We authorise you to debit my/our DBS Current account no(s): [redacted] for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter

For and on behalf of
GAUSSIAN ROBOTICS PTE. LTD.

Name(s) : CHONG JIEXIANG ALOYSIUS
Designation(s) : DIRECTOR
Date : 15/11/19

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
10 Sep 2019

CONFIRMATION BY EXISTING INDIVIDUAL GUARANTORS

I/We confirm that the guarantee dated 23 Apr 2019 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated in the DBS Privacy Policy, available at www.dbs.com/privacy and as may be amended, supplemented and/or substituted from time to time. I/We confirm that I/we have read, fully understood and accept the DBS Privacy Policy relating to the collection, processing, use and collection of personal data and further agree as follows:

1. **The DBS Privacy Policy is incorporated by reference into and forms part of this confirmation. The DBS Privacy Policy shall apply to all personal data (as defined by the Personal Data Protection Act 2012) provided by me/us or otherwise collected by you from any other sources or in the course of my/our relationship with you or any of your affiliates and I/we hereby consent to the collection, processing, use and disclosure of personal data in accordance therewith.**

2. **If I/we provide you with personal data of any individual (including, where applicable, my/our directors, partners, office holders, officers, employees, agents, shareholders and beneficial owners), I/we undertake, represent and warrant to you that I/we have obtained such individual's consent for, and hereby consent on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by me/us in accordance with the DBS Privacy Policy.**

3. **In the event of any conflict or inconsistency between confirmation and the DBS Privacy Policy, the former shall prevail.**

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
10 Sep 2019

4. **Any consent given pursuant to this confirmation in relation to personal data shall survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of the Guarantee.**

x

Name : Poo Kow Peok
NRIC No : [redacted]
Date : 15/11/19

x

Name : Poo Chen Boon
NRIC No : [redacted]
Date : 15/11/19

x

Name : Poo Chong Hee
NRIC No : [redacted]
Date : 15/11/19

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
10 Sep 2019

CONFIRMATION BY EXISTING CORPORATE GUARANTOR I

I/We confirm that the guarantee dated 27 May 2019 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the Guarantee; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated above.

For and on behalf of
CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.

K SC

Name(s) : CHEAM KIM SONG
Designation(s) : DIRECTOR
Date : 15/11/19

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

DBS | Live more, Bank less

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
10 Sep 2019

CONFIRMATION BY EXISTING CORPORATE GUARANTOR II

I/We confirm that the guarantee dated 27 May 2019 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the Guarantee; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated above.

For and on behalf of
IFSC PTE. LTD.

X ALOY

Name(s) : CHONG JIEXIANG ALOYSIUS
Designation(s) : DIRECTOR
Date : 15/11/19

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com